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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 11, 2006

                                  BLUEFLY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                   001-14498               13-3612110
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  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)       Identification Number)

          42 West 39th Street, New York, NY                      10018
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       (Address of Principal Executive Offices)               (Zip Code)

                                 (212) 944-8000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

         At a presentation at the CIBC World Markets 6th Annual Consumer Growth Conference on July 11, 2006, Patrick Barry, Chief Operating Officer and Chief Financial Officer of Bluefly, Inc. (the "Company"), will be providing the following information about the Company's second fiscal quarter ending June 30, 2006:

         1. Revenue for the quarter increased approximately 39.5% to $16.8 million from revenue of $12.0 million in the second quarter of 2005;

         2. The Company gained approximately 37,800 new customers during its second fiscal quarter, which represented an increase of approximately 28% over the second quarter of 2005;

         3. The Company ended the second fiscal quarter with a cash balance of approximately $24 million; and

         4. Shares of common stock outstanding at June 30, 2006 were approximately 128.2 million shares.

         The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2006

                                              BLUEFLY, INC.


                                              By:    /s/ Patrick Barry
                                                     ---------------------------
                                              Name:  Patrick Barry
                                              Title: Chief Operating Officer and
                                                     Chief Financial Officer